Other income	12 Months Ended
Dec. 31, 2019
Other income
Other income

15. Other income

	2019	2018	2017
	(€ in thousands)
Grant income	1,778	5,378	870
Rental income from property subleases	—	174	625
Other income	155	209	—
	1,933	5,761	1,495

Other income is incidental by nature. On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7,500,000 for the preclinical and clinical development of QR‑421a for Usher syndrome type 2A targeting mutations in exon 13. FFB grant income amounted to € 1,312,000 in 2019 compared to € 2,478,000 in 2018.

On June 5, 2018, the Company entered into a partnership agreement with EB Research Partnership (EBRP) and EB Medical Research Foundation (EBMRF) under which EBRP and EBMRF have agreed to provide funding of $ 5,000,000 for the clinical development of QR‑313 for Dystrophic Epidermolysis Bullosa targeting mutations in exon 73. The EBRP/EBMRF grant agreement was terminated on March 26, 2019 as part of the strategic spin out of the Dystrophic Epidermolysis Bullosa (DEB) activities into a newly formed company, Wings Therapeutics.  As such, no grant income was recognized in 2019 related to this grant. In 2018,  € 1,301,000 had been recognized as other income.

In 2015, the European Commission (EC) through its Horizon 2020 program awarded us and our academic partners a grant of € 5,997,000 to support the clinical development of eluforsen (ProQR: € 4,627,000). Horizon 2020 is one of the largest research and innovation programs in the European Union with nearly € 80 billion in available funding for qualified projects from 2014 to 2020. This program has ended at December 31, 2017 and the final amount of € 1,300,000 was recognized as other income in 2018.